UBS Series Funds (formerly known as UBS Money Series)

Statement of Additional Information Supplement

Supplement to the Statement of Additional Information (“SAI”) dated August 28, 2017, as supplemented

Includes:

•	UBS Liquid Assets Government Fund

June 29, 2018

Dear Investor:

The purpose of this supplement is to update certain information contained in the SAI regarding the types of investors eligible to purchase and sell shares of UBS Liquid Assets Government Fund.

Effective June 29, 2018, the section captioned “Additional purchase and redemption information” and sub-captioned “Additional purchase information” on page 29 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Shares of the fund are offered to “eligible benefit plans,” which include: Individual Retirement Accounts and tax-deferred retirement plans and tax-deferred welfare benefit plans, including, in the case of both such plans, accounts opened by participants therein. A description of the types of eligible benefit plans and accounts and other investors that may buy fund shares is included in the prospectus. A UBS Financial Services Inc. client who has an eligible benefit plan or account will be eligible to purchase shares of the fund upon acceptance of a purchase order by UBS Financial Services Inc. Eligibility of participants is within the discretion of UBS Financial Services Inc. In the event that a client is no longer eligible to buy shares, the client may not continue to hold shares of the fund in accordance with the terms of his or her account with UBS Financial Services Inc. The fund may be made available to certain other investors.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-955